EXHIBIT 10.6

Abstract for Woori loan

Parties of the an agreement	Woori Bank, Clavis Technologies
The date of an agreement	2008.01.18
The amount of loan	W 400,000,000
The date of repayment	2010.01.16
The interest rate	6.83%
The expire date an agreement	2010.01.16
Contents of the contract	- Whenever a lender wants, a lender can turn back the part of loan or all.
- When a lender turns back all of loan, this agreement will be expired.
- This loan is based on the deposit in Clavis' account.
- Clavis cannot withdraw their own money over 120% of total amount of this loan from their own account.
- When Clavis turns back some, the amount of withdrawing money will be increase.
The remain loan in December 2009	W 148,000,000

Parties of the an agreement	Woori Bank, Clavis Technologies
The date of an agreement	2008.12.31
The amount of loan	W 180,000,000
The date of repayment	2009.12.31
The interest rate	5.80%
The expire date an agreement	2009.12.31
Contents of the contract	- Whenever a lender wants, a lender can turn back the part of loan or all.
- When a lender turns back all of loan, this agreement will be expired.
- This loan is based on the deposit in Clavis' account.
- Clavis cannot withdraw their own money over 120% of total amount of this loan from their own account.
- When Clavis turns back some, the amount of withdrawing money will be increase.
The remain loan in December 2009	W 180,000,000

Parties of the an agreement	Woori Bank, Clavis Technologies
The date of an agreement	2009.04.22
The amount of loan	W 80,000,000
The date of repayment	2010.04.22
The interest rate	6.29%
The expire date an agreement	2010.04.22
Contents of the contract	- Whenever a lender wants, a lender can turn back the part of loan or all.
- When a lender turns back all of loan, this agreement will be expired.
- This loan is based on the deposit in Clavis' account.
- Clavis cannot withdraw their own money over 120% of total amount of this loan from their own account.
- When Clavis turns back some, the amount of withdrawing money will be increase.
The remain loan in December 2009	W 148,000,000